                                                                 EXHIBIT 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement and related Prospectus of our report dated August 25, 1997 included in the Annual Report on Form 10-K of Imaging Technologies Corporation (the "Company") for the fiscal year ended June 30, 1997 and to all references to our Firm included in this registration statement.